Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2003

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  000-30997                  84-1508866
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.            Description
-----------            -----------

99.1                   Press Release of Astralis Ltd., dated November 14, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 14, 2003, Astralis Ltd. issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: November 17, 2003                         By: /s/ Gina Tedesco
                                                    ----------------------------
                                                    Gina Tedesco
                                                    Chief Financial Officer